SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 AUGUST 5, 2003
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-22616                      52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.    REGULATION FD DISCLOSURE.
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On August 5, 2003, NTL Incorporated issued a media release inviting the investment community to its 2nd Quarter 2003 Financial Results conference call on August 12, 2003 at 8:30 am ET and 1:30 pm UK time.

The full text of the Media Release is attached to this report as Exhibit 99.1.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NTL INCORPORATED
                                      (Registrant)

                                   By:  /s/ Simon P. Duffy
                                       ---------------------------------
                                 Name: Simon P. Duffy
                                Title: Chief Operating Officer


Dated: August 6, 2003

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT
-------

 99.1   Media Release issued August 5, 2003

                                                                   EXHIBIT 99.1


                       New York, New York, August 5, 2003

               NTL INCORPORATED (NASDAQ:NTLI) HAS CHANGED THE DATE
                    OF ITS 2nd QUARTER 2003 FINANCIAL RESULTS

                                       TO

             Tuesday, 12th August at 8:30 AM ET and 1:30 PM UK time

                  BARCLAY KNAPP, CEO, and SCOTT SCHUBERT, CFO,
                      WILL DISCUSS NTL'S FINANCIAL RESULTS

                     CONFERENCE CALL DETAILS ARE AS FOLLOWS:

            U.S. Dial-in Number: 1-877-505-5130 International Dial-In
                             Number: 1-706-634-1305

         A replay of this conference call will be available for one week beginning approximately two hours after the end of the call until
                              Tuesday 19th August.
                   The replay dial-in numbers are as follows:
              U.S. Replay Dial-in Number: 1-800-642-1687 Conference
                                   ID: 1888221

        THE CONFERENCE CALL CAN ALSO BE ACCESSED VIA A LIVE AUDIO WEBCAST
           AT 8:30 AM ET (1:30 PM UK time) ON OUR WEBSITE WWW.NTL.COM

                  Contact Virginia Ramsden +44 (0)20 7967 3338